UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2016

AgroFresh Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36316	46-4007249
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 S. Independence Mall West Philadelphia, PA	19106
(Address of principal executive offices)	(Zip code)

(215) 592-3687
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure.

AgroFresh Solutions, Inc. (the “Company”) is furnishing the presentation entitled “AgroFresh Solutions Investor Presentation,” dated January 2016, attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Presentation”). The Company intends to use a portion of the Presentation when the Company’s Chief Executive Officer, Tom Macphee, and Chief Financial Officer, Margo Loebl, present at the CJS Securities “New Ideas for the New Year” investor conference on January 13, 2016, and may use the Presentation, or portions thereof, from time to time at other investor conferences and in discussions with and/or presentations to investors and other stakeholders. The Presentation will also be available in the Investor Relations section of the Company’s website at www.agrofresh.com. Investors and others should note that the Company may from time to time announce material information to its investors by means of the Investor Relations section of the Company’s website.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The attached exhibit may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in the attached exhibit that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or the negative versions of such words or expressions). Forward-looking statements include, without limitation, information concerning the Company’s possible or assumed future results of operations, including all statements regarding anticipated future growth, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks include, without limitation, the risk that the Company’s transaction with The Dow Chemical Company consummated on July 31, 2015 (the “Business Combination”) disrupts current plans and operations; the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; costs related to the Business Combination and/or related to operating AgroFresh as a stand-alone public company; changes in applicable laws or regulations, and the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Additional risks and uncertainties are identified and discussed in the Company’s filings with the SEC, including the Quarterly Report on Form 10-Q filed on November 16, 2016, available at the SEC’s website at www.sec.gov.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Presentation dated January 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 13, 2015

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name: Thomas Ermi
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Presentation dated January 2016.